UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2013

HMN Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest PO Box 6057 Rochester, Minnesota	55903-6057
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operation and Financial Condition.

On April 19, 2013, HMN Financial, Inc. (the “Company”) issued a press release that included financial information for its quarter ended March 31, 2013. A copy of the press release is attached as Exhibit 99 to this Form 8-K and incorporated by reference into this Item 2.02. The information included in the press release is to be considered furnished under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 5.07.        Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on April 23, 2013 at 10:00 a.m  (the “Annual Meeting”).  On February 26, 2013, the record date for the Annual Meeting, there were 4,423,589 shares of common stock issued and outstanding.  The final results of the stockholder vote on each proposal brought before the meeting were as follows:

(1)      The following is a record of the votes cast in the election of directors of the Company:

Terms expiring in 2016:	For	Withhold	Broker Non-Votes
Michael Fogarty	2,425,387	119,733	1,151,275
Malcolm McDonald	2,422,576	122,544	1,151,275
Wendy Shannon	2,492,375	52,745	1,151,275

   The above individuals were elected to our board based on the results of the stockholder vote for terms to expire as stated above.

   (2)      The following is a record of the advisory (non-binding) votes cast in respect of the proposal for the approval of the compensation of our executives as disclosed in the proxy statement.

NUMBER
OF VOTES
FOR	2,323,207
AGAINST	211,486
ABSTAIN	10,426
BROKER NON-VOTE	1,151,275

    Accordingly, the proposal described above was declared to be duly adopted by the stockholders of the Company.

(3)       The following is a record of the advisory (non-binding) vote on the frequency of the advisory (non-binding) vote on the compensation of the Company’s executives as disclosed in the proxy statement.

NUMBER
OF VOTES
1 YEAR	2,087,866
2 YEARS	249,310
3 YEARS	134,002
ABSTAIN	73,941
BROKER NON-VOTE	1,151,275

Consistent with the “1 Year” recommendation by our stockholders, the Board of Directors of the Company has determined to include an advisory (non-binding) vote on the compensation of the Company’s executives at each Annual Meeting of Stockholders until the next required stockholder vote on the frequency of the advisory (non-binding) stockholder vote on the compensation of the Company’s executives.

(4)      The following is a record of the votes cast in respect of the proposal to amend the Company’s Certificate of Incorporation, increasing the number of authorized shares of common stock from 11 million to 16 million.

NUMBER
OF VOTES
FOR	3,278,810
AGAINST	288,889
ABSTAIN	128,696
BROKER
NON-VOTES	--

Accordingly, the proposal described above was approved by the required vote and was declared to be duly adopted by the stockholders of the Company.

(5)      The following is a record of the votes cast in respect of the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

NUMBER
OF VOTES
FOR	3,677,294
AGAINST	6,012
ABSTAIN	13,088
BROKER NON-VOTES	--

Accordingly, the proposal described above was approved by the required vote and was declared to be duly adopted by the stockholders of the Company.

Item 8.01	Other Events.

Following approval by the Company’s stockholders at the Annual Meeting of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 11,000,000 to 16,000,000, the Company filed a Certificate of Amendment of Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on April 23, 2013, to effect such increase in the number of authorized shares. The Certificate of Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

          (d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment of Certificate of Incorporation 2013
99	Press Release dated April 19,

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc.
(Registrant)

Date:	April 24, 2013	/s/ Jon Eberle
Jon Eberle
Senior Vice President,
Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation
99.1	Press Release dated April 19, 2013